Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2123

Select S&P Core Portfolio 2021-2
Global 45 Dividend Strategy Portfolio 2021-2

INVESCO UNIT TRUSTS, SERIES 2131

 Select 10 Industrial Portfolio 2021-3

 INVESCO UNIT TRUSTS, SERIES 2132

Diversified Healthcare Portfolio 2021-2

INVESCO UNIT TRUSTS, SERIES 2133

 Global High Dividend Portfolio 2021-2

 Supplement to the Prospectuses

Effective June 3, 2021, Merck & Co., Inc. (ticker: MRK) has separated into two publicly traded companies, Merk & Co. and Organon & Co. (ticker: OGN). Each Portfolio received one share of Organon & Co. for every ten shares of Merck & Co. that it owned. Each Portfolio will continue to hold and buy shares of each of Merk & Co. and Organon & Co.

Supplement Dated:   June 4, 2021